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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                           CAS MEDICAL SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SEC 1913 (3-99)
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

                            CAS MEDICAL SYSTEMS, INC.
                         TECHNOLOGY APPLIED TO MEDICINE


                             44 East Industrial Road
                           Branford, Connecticut 06405


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 15, 2005


TO THE STOCKHOLDERS OF CAS MEDICAL SYSTEMS, INC.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CAS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 15, 2005, at 10:00 a.m., Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, for the following purposes:

          (1) To elect four directors of the Company, each for a term of one year;

          (2) To ratify the selection of UHY LLP as independent auditors for the Company's fiscal year ending December 31, 2005;

          (3) To transact such other business as may properly come before the annual meeting.

          Only stockholders of record at the close of business on April 22, 2005 are entitled to notice of and to vote at the annual meeting or any adjournments thereof.


                                              By Order of the Board of Directors



                                              Jeffery A. Baird
                                              SECRETARY

Branford, Connecticut
April 26, 2005


IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                            CAS MEDICAL SYSTEMS, INC.
                             44 EAST INDUSTRIAL ROAD
                           BRANFORD, CONNECTICUT 06405

                               ___________________

                                 PROXY STATEMENT
                               ___________________


          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CAS Medical Systems, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, June 15, 2005, at 10:00 a.m. Eastern Daylight Time, at the offices of the Company, 44 East Industrial Road, Branford, Connecticut 06405, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

          This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to stockholders on or about May 4, 2005.

                                     GENERAL

          Proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by the person executing such proxy or, in the absence of specific instructions, will be voted in favor of election to the Board of Directors of the four (4) candidates nominated by the board and in favor of the other proposals indicated on the proxy. Management does not know of any other matter which may be brought before the Meeting, but in the event that any other matter should properly come before the Meeting or any nominee should not be available for election, the persons named as proxies will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his or her proxy at any time before the Meeting by written notice to such effect received by the Company at the address shown above, Attention: Corporate Secretary, by delivery of a subsequently dated proxy, or by attending the Meeting and voting in person.

          The Common Stock is the only class of security entitled to vote at the meeting, each share being entitled to one vote. The total number of shares of Common Stock outstanding as of April 22, 2005, the record date established by the Company's Board of Directors for stockholders entitled to notice of the Meeting and to vote at the Meeting, were 9,891,494. A majority of the issued and outstanding shares of Common Stock, or 4,945,748 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present and entitled to vote on the matter at the Meeting is required to approve each of the matters presented.

          A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder at the Company's offices, 44 East Industrial Road, Branford, Connecticut 06405, for a period of ten days prior to the Meeting and at the Meeting itself.

         Proxies will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, the Company's officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, facsimile, or in person to request that proxies be furnished. The Company will pay all expenses incurred in connection with this solicitation.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information as to the beneficial ownership of each person who is not a director or executive officer, known to the Company to own more than 5% of the outstanding Common Stock as of April 22, 2005:

Name and Address of                         Amount and Nature of     Percentage
Beneficial Owner                          Beneficial Ownership (1)    of Class
--------------------------------------------------------------------------------
Haulbowline, Ltd.                                 1,082,000             10.9%
c/o The Bank of Bermuda Limited
6 Front Street
P.O. Box HM 1020 Hamilton HMDX, Bermuda

J. Sanford Davis                                  1,015,500             10.3%
14 Longview Terrace
Madison, CT  06443

Estate of Myron L. Cohen, Ph.D.                     695,453              7.0%
401 Three Corners Road
Guilford, CT  06437

BMI Capital Corporation                           1,037,450             10.5%
570 Lexington Avenue
New York, NY  10022

Estate of Garry Evans                               500,000              5.1%
Weybridge, Surrey
United Kingdom

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

          The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of April 22, 2005 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein and the current directors and executive officers of the Company as a group.

                                           Amount and Nature of       Percentage
Name                                     Beneficial Ownership (1)      of Class
--------------------------------------------------------------------------------
Louis P. Scheps                                1,094,925   (2)           10.2%
Lawrence S. Burstein                             259,375   (3)            2.6%
Jerome Baron                                     231,700   (4)            2.3%
Saul S. Milles, M.D.                              67,500   (5)               *
Andrew E. Kersey                                  70,967   (6)               *
Jeffery A. Baird                                  27,983   (7)               *
All officers and directors as a
  group (6 persons)                            1,752,450   (8)           15.5%

-----------------
* Under 1% of the outstanding shares of Common stock.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise indicated, the persons named herein have sole voting and dispositive power with respect to the shares beneficially owned.
(2) Includes warrants to purchase 819,000 shares and options to purchase 50,000 shares.
(3) Includes warrants to purchase 157,500 shares. Also includes 92,500 shares held in Mr. Burstein's IRA rollover account and 9,375 shares owned directly and indirectly by a family member.
(4)  Includes warrants to purchase 207,500 shares.
(5)  Consists of Common Stock underlying warrants to purchase 67,500 shares.
(6)  Includes options to purchase 70,000 shares.
(7)  Includes options to purchase 25,000 shares.
(8) Includes warrants to purchase 1,251,500 shares and stock options to purchase 145,000 shares.


                         ITEM 1 - ELECTION OF DIRECTORS

          Four Directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are duly elected and qualify. The shares represented by the proxies will be voted in favor of the election as Directors of the persons named below unless authority to do so is withheld. If any nominee is not a candidate for election at the Meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and the others named below.

LOUIS P. SCHEPS   -   DIRECTOR SINCE 1990

          Mr. Scheps, 73, was appointed President and CEO of the Company in September 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

LAWRENCE S. BURSTEIN   -   DIRECTOR SINCE 1985

          Mr. Burstein, 62, has been President and principal stockholder of Unity Venture Capital Associates, Ltd. since March 1996. Prior thereto he was President, a director and principal stockholder of Trinity Capital Corporation since October 1982. Mr. Burstein is a director of five other public companies:
THQ, Inc., a manufacturer of video game cartridges, Medical Nutrition USA, Inc., a company that markets nutritional supplements, I.D. Systems, Inc., which designs, develops and produces a wireless monitoring and tracking system and Traffix, Inc., which is principally an internet direct marketing company. In addition, Mr. Burstein is the President and a director of Trinity Partners Acquisition Company, Inc., a publicly traded acquisition vehicle. Mr. Burstein received an L.L.B. from Columbia Law School.

JEROME S. BARON   -   DIRECTOR SINCE 1986

          Mr. Baron, 78, has been in the securities industry since 1944. He was a Vice President in the International Department at Loeb Rhoades & Company, a Partner at Andreson & Company, and Chairman and Chief Executive Officer of Foster Securities, Inc., which he founded in 1974. In 1977, Foster Securities merged with Brean Murray Securities Inc. Mr. Baron is Vice-Chairman of Brean Murray and Company, Inc. He is a Director of Haulbowline Ltd., a private offshore company. He attended Kings Point Merchant Marine Academy and Pace University.

SAUL S. MILLES, M.D.   -   DIRECTOR SINCE 1991

          Dr. Milles, 74, served as Medical Director of the General Electric Company from 1984 to 1998. Prior to that, he was in active medical practice in New Haven, Connecticut, as an internist and gastroenterologist from 1961 to 1984. He had served as Attending Physician at the Yale Medical Center and had been appointed a Clinical Associate Professor of Medicine at the Yale Medical School, as well as President of the Medical staff. He has been involved in issues related to medical ethics, health screening and employment of the handicapped. Dr. Milles was active in developing policies for smoking abatement and substance abuse treatment. He has served as an advisor to the Office of Technology Assessment of the U.S. Congress. Dr. Milles attended Cornell University and received his M.D. degree from the University of Rochester. He received post-graduate medical education at Yale Medical Center.

MEETINGS OF THE BOARD OF DIRECTORS

          During the Company's fiscal year ended December 31, 2004, the Board of Directors held three meetings and acted three times by unanimous written consent. Each director attended at least 75% of the meetings of the Board of Directors held and of all committees of the Board of Directors on which he served while he was director or a member of a committee of the Board of Directors.

         We have not established a formal policy regarding director attendance at our annual meetings of stockholders, but our directors generally do attend the annual meeting. The Board of Directors holds one of its regular meetings in conjunction with the annual meeting of stockholders. Accordingly, unless one or more members of the Board are unable to attend, all members of the Board are present for the annual meeting. All of the four members of the Board at the time of the Company's 2004 Annual Meeting of Stockholders attended that meeting.

COMMITTEES OF THE BOARD

          The Board has standing Compensation and Audit Committees.

          COMPENSATION COMMITTEE. The Compensation Committee, composed of Messrs. Burstein, Baron and Dr. Milles, met twice during the year ended December 31, 2004. Its functions are to review the Company's general compensation strategy; establish salaries and review benefit programs, and certain other compensation plans; administer our equity compensation plans; and approve certain employment contracts.

          AUDIT COMMITTEE. The Audit Committee, composed of Messrs. Burstein, Baron and Dr. Milles, met five times during the year ended December 31, 2004. Its primary responsibilities are to insure directors, regulators and shareholders that the Company's financial accounting and reporting practices and its business controls are adequate and effective and that the Company is complying with applicable related rules and regulations. The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit and related work of our independent auditors. The Audit Committee reviews the degree of their independence; approves the scope of the audit engagement, including the cost of the audit; approves any non-audit services rendered by the auditors and the fees for these services; reviews with the auditors and management our policies and procedures with respect to internal accounting and financial controls and, upon completion of an audit, the results of the audit engagement; and reviews internal accounting and auditing procedures with our financial staff and the extent to which recommendations made by the independent auditors have been implemented.

          The Audit Committee does not have a written charter. All members of the Audit Committee are independent as defined in the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that Messrs Baron and Burstein are each an "audit committee financial expert" as that term is defined in Item 401(e) of Regulation S-B of the Securities and Exchange Commission.

NOMINATION OF DIRECTORS

          Due to the small size of the Company's Board of Directors, the Board of Directors determined that it is appropriate for the full Board to act with respect to director nomination matters. Three of the four Board members are independent as set forth in the rules of the Nasdaq Stock Market. The full Board has adopted specifications applicable to members of the Board of Directors, and nominees for the Board of Directors recommended by the Board of Directors must meet these specifications. The specifications provide that a candidate for director should:

     o Have a reputation for industry, integrity, honesty, candor, fairness and discretion;

     o Be an acknowledged expert in his or her chosen field of endeavor, which area of expertise should have some relevance to our businesses;

     o Be knowledgeable, or willing and able to become so quickly, in the critical aspects of our businesses and operations; and

     o Be experienced and skillful in serving as a competent overseer of, and trusted advisor to, senior management of a publicly held corporation.

          In addition, nominees for the Board of Directors should contribute to the mix of skills, core competencies and qualifications of the Board through expertise in one or more of the following areas: accounting and finance, the healthcare industry, international business, mergers and acquisitions, leadership, business and management, strategic planning, government relations, investor relations, executive leadership development, and executive compensation.

          The Board of Directors will consider nominees recommended by stockholders for election at the 2006 Annual Meeting of Stockholders that are submitted prior to the end of 2005 to our Secretary at CAS Medical Systems' offices, 44 East Industrial Road, Branford, Connecticut 06405. Any recommendation must be in writing and must include a detailed description of the business experience and other qualifications of the recommended nominee as well as the signed consent of the nominee to serve if nominated and elected, so that the candidate may be properly considered. All stockholder recommendations will be reviewed in the same manner as other potential candidates for Board membership.

          The Board of Directors has not received any nominees for election to the Board from any stockholder or group that has held more than 5% of our Common Stock for a period of one year.

COMMUNICATIONS WITH DIRECTORS

          In order to provide our security holders and other interested parties with an open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. CAS Medical Systems, Inc security holders and other interested persons may communicate with the chairmen of the Company's Board committees or with the non-management directors of the Company as a group by written correspondence to our Secretary. The correspondence should specify which of the foregoing is the intended recipient.

          All communications received in accordance with these procedures will be reviewed initially by our Secretary. He shall relay all such communications to the appropriate director or directors unless he determines that the communication:

     o does not relate to the business or affairs of CAS Medical Systems, Inc. or the functioning or constitution of the Board of Directors or any of its committees;

     o relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

     o    is an advertisement or other commercial solicitation or communication;

     o    is frivolous or offensive; or

     o    is otherwise not appropriate for delivery to directors.

          The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

          Our Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

CODE OF ETHICS

Our Board of Directors has approved a Code of Ethics in accordance with the rules of the Securities and Exchange Commission that governs the conduct of each of our senior executive officers, including our principal executive officer, principal operating officer, principal financial officer, principal accounting officer and controller, or persons performing such functions. Our Code of Ethics is maintained on our website at www.casmed.com.


                       COMPENSATION OF EXECUTIVE OFFICERS

          The following table sets forth information concerning the compensation during the last three fiscal years of the executive officers of the Company (hereinafter referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                           Annual Compensation
                      ----------------------------                    Number of
                                                       Warrants       All Other
Position              Year     Salary       Bonus    Options/SARs   Compensation
--------------------------------------------------------------------------------
Louis P. Scheps,      2004   $ 254,547   $ 100,000           0        $ 6,740
President, CEO        2003     219,855           0           0          5,090
                      2002     215,330           0      50,000          4,600
Andrew E. Kersey,     2004     150,101      20,000      20,000          2,373
COO                   2003     125,386           0      20,000              -
                      2002     124,492           0           0              -
Jeffery A. Baird,     2004     130,025      20,000      50,000          3,263
CFO  (1)              2003           -           -           -              -
                      2002           -           -           -              -

          (1) Mr. Baird joined the Company in January 2004.



           The following grants of stock options were made to executive officers during the year ended December 31, 2004.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                            Potential Realizable
                                                                              Value at Assumed
                     Number of      Percent of                              Annual Rates of Stock
                     Securities    Total Options                              Price Appreciation
                     Underlying     Granted to                                 For Option Term
                      Options      Employees in    Exercise   Expiration
Name                  Granted       Fiscal Year      Price       Date          5%           10%
-------------------------------------------------------------------------------------------------
Louis P. Scheps             0             --           --          --           --           --
Jeffery A. Baird       50,000           20.1%       $ 1.40      1/06/14     $ 44,023     $111,562
Andrew E. Kersey       20,000            8.0%         1.50      6/02/14       18,867       47,812

            AGGREGATED WARRANTS/OPTIONS EXERCISED IN LAST FISCAL YEAR
                   AND FISCAL YEAR-END WARRANTS/OPTIONS VALUES

                         Number of Unexercised          Value of Unexercised
                          Warrants/Options at          In-the-Money Options at
                          December 31, 2004             December 31, 2004 (1)
Name                  Exercisable   Unexercisable   Exercisable    Unexercisable
--------------------------------------------------------------------------------
Louis P. Scheps         869,000         100,000     $ 1,644,455      $ 125,000
Andrew E. Kersey         60,000          30,000          99,500         30,500
Jeffery A. Baird              0          50,000             --          42,500

(1) Computation based upon the difference between the closing price of the Company's Common Stock on December 31, 2004 ($2.25) and the exercise price.

No stock options or warrants were exercised by the named executive officers during 2004.

EMPLOYMENT CONTRACTS AND TERMINATION BENEFITS

          The Company and Mr. Scheps have entered into an employment agreement pursuant to which Mr. Scheps serves as President and Chief Executive Officer of the Company. As of September 1, 2004, the employment agreement was amended (as amended, the "Employment Agreement") to extend its term through August 31, 2005 and provide for a base salary of $262,500 per year. The Employment Agreement also provides that if a "Change of Control" (as defined below) occurs, and upon such Change of Control occurring, the Employment Agreement is not extended for a period of at least one year following the stated termination date of the Employment Agreement, then Mr. Scheps shall be paid a lump sum of $250,000 on such stated termination date. "Change of Control" is defined in the Employment Agreement to mean (i) a sale of all or substantially all of the Company's assets, (ii) a merger involving the Company in which the Company is not the survivor and the Company's stockholders prior to the merger control less than fifty percent of the voting stock of the surviving entity, (iii) a sale by the Company's stockholders to an acquiror or acquirors acting in concert of more than a majority of the then outstanding stock of the Company owned by the Company's stockholders, or (iv) any event similar to any of the foregoing. During October 1998, Mr. Scheps was granted a warrant to purchase 100,000 shares of the Company Common Stock at an exercise price of $1.00 per share. This warrant is exercisable solely in the event of a Change of Control.


COMPENSATION OF DIRECTORS

          During 2004, the Company paid an annual fee of $10,000 to each of the Directors, other than those also serving as officers, and paid no other fee for attendance at Board or committee meetings. On March 29, 2004, each non-employee director of the Company was awarded a warrant to purchase 7,500 shares of Company common stock at an exercise price of $1.44 per share. The warrants have no expiration date.



                                   MANAGEMENT

EXECUTIVE OFFICERS

          The following table sets forth the names and positions of the executive officers of the Company:

          Name                       Position
          ----------------------------------------------------------------------
          Louis P. Scheps            President, Chairman of the Board, and
                                     Chief Executive Officer
          Jeffery A. Baird           Chief Financial Officer & Secretary
          Andrew E. Kersey           Chief Operating Officer

          Louis P. Scheps, 73, was appointed President and CEO of the Company in September 1990. He had held the position of Director of Manufacturing since 1986. Prior thereto, Mr. Scheps was employed by Posi-Seal International as Vice President from 1969 to 1985. Mr. Scheps received his engineering degree from Purdue University and his business education from the GE Management Program.

          Jeffery A. Baird, 51, joined the Company during January 2004. From April 2003 to December 2003, Mr. Baird was CFO of QDx, Inc., a startup venture engaged in the development of novel medical diagnostic products. Mr. Baird was employed by Novametrix Medical Systems, Inc. from 1988 to 2002 and held various positions including Controller, Treasurer and CFO. Prior to joining Novametrix, Mr. Baird was employed by Philips Medical Systems, Inc., a medical diagnostic imaging company.

          Andrew E. Kersey, 44, was named Chief Operating Officer during January 2004. Prior to that date, Mr. Kersey held the position of Director of Engineering since joining the Company during October 2001. Mr. Kersey was employed by Novametrix Medical Systems as OEM Engineering Manager between 1997 and 2001 and between 1985 and 1996 in various engineering capacities. From 1996 to 1997, Mr. Kersey was employed by Corometrics Medical Systems, a division of GE Marquette Medical as Engineering Manager.


SECTION 16 (A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

          Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 2004 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that Messrs. Baird and Kersey each failed to file Form 4 on a timely basis with respect to an option grant.


           ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          Unless otherwise instructed, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection by the Audit Committee of UHY LLP ("UHY") to serve as the Company's independent auditors for the fiscal year ending December 31, 2005. That firm has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years.

          UHY has a continuing relationship with UHY Advisors, Inc. ("Advisors") from which it leases staff who are full time permanent employees of Advisors and through which its partners provide non-audit services. There were no non-audit services provided to the Company in 2004. As a result of UHY's arrangement with Advisors, UHY has no full time employees and, therefore, all audit services performed for the Company by UHY for 2004 were provided by permanent, full time employees of Advisors leased to UHY. UHY manages and supervises the audit engagement and the audit staff, and is exclusively responsible for the report rendered in connection with its audit of the Company's 2004 consolidated financial statements.

          A representative from UHY is expected to attend the Meeting and will be afforded the opportunity to make a statement or respond to appropriate questions from stockholders or both.

          Stockholder ratification of the selection of UHY as our independent auditors is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of UHY to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection were ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

          On October 7, 2004, the Board of Directors and the Audit Committee dismissed PricewaterhouseCoopers LLP ("PWC"), as the Company's independent public accountants and engaged UHY to serve as the Company's independent public accountants for the remainder of fiscal year 2004.

          PWC's reports on the Company's financial statements for the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the year ended December 31, 2003 and through the date of dismissal of PWC, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PWC satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(B) of Regulation S-B.

          The Company provided PWC with a copy of the foregoing disclosures. PWC provided a letter, dated October 12, 2004, stating its agreement with such statements. During the year ended December 31, 2003 and through the date of the Audit Committee's decision, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.

          The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of UHY as the Company's independent auditors for the year 2005.

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee reviews the CAS Medical Systems financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of its audited financial statements to generally accepted accounting principles.

          In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CAS Medical Systems, Inc. and its management. The Audit Committee has also considered whether the independent auditors provision of non-audit services to CAS Medical Systems, Inc. is compatible with the auditor's independence.

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements for the fiscal year ended December 31, 2004 be included for filing in CAS Medical Systems, Inc.'s annual report on SEC Form 10-KSB for the year ended December 31, 2004.

          Audit Committee of the Board of Directors

          - Jerome Baron
          - Lawrence Burstein
          - Saul S. Milles, M.D.

AUDIT FEES

          Aggregate fees billed by UHY for the audit of our interim consolidated financial statements included in a quarterly report on Form 10-QSB, for the audit of our annual consolidated financial statements and the restatement of prior year financial results included in the annual report on Form 10-KSB for the year ended December 31, 2004 and for the review and audit of the application of new accounting pronouncements and SEC releases were $81,500. Aggregate fees billed by PWC for the review of our interim consolidated financial statements included in quarterly reports on Form 10-QSB filed during 2004 for the review of other SEC filings, and for the review of the Company's restatement of its prior year financial statements included in the annual report on Form 10-KSB for the year ended December 31, 2004 were $61,950.

TAX FEES

          Aggregate fees billed by UHY for professional services rendered to the Company for tax compliance, tax advice and tax planning were $14,000 for the year ended December 31, 2004. Fees billed by PWC for such services for the year ended December 31, 2003 was $17,600. The tax related services include primarily federal and state income tax services.

AUDIT-RELATED FEES AND ALL OTHER FEES

          The Company did not incur any audit-related fees or other fees pertaining to services provided by UHY or PWC for the year ended December 31, 2004 and did not incur such similar fees pertaining to services provided by PWC for the year-ended December 31, 2003.

PRE-APPROVAL POLICIES

          The Audit Committee has adopted a policy under which certain audit, non-audit and tax related services to be performed by the Company's independent auditors are required to be pre-approved by the Audit Committee in order to assure that they do not impair the auditor's independence from the Company. Included in, but not limited to, those pre-approved services are, required interim quarterly reviews; local, state and federal tax compliance, planning, preparation and filing services; due diligence services pertaining to potential business acquisitions and dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit Services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements. All of the audit-related, tax and other services and related fees provided by PricewaterhouseCoopers and UHY in fiscal year 2004 were approved in advance by the Audit Committee.


                                  OTHER MATTERS

          As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.


                              STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at the Company's 2006 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8, promulgated under the Exchange Act, must be received at the Company's offices not later than December 27, 2005, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Stockholder proposals submitted outside the process provided in Rule 14a-8 shall be considered untimely in accordance with Rule 14a-5(e) if made after March 8, 2006.

          A COPY OF THE COMPANY'S 2004 ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. ADDITIONAL COPIES OF SUCH REPORT, AS WELL AS COPIES OF THE COMPANY'S FORM 10-KSB, INCLUSIVE OF SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2004, FILED WITH THE COMMISSION, WILL BE PROVIDED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO JEFFERY A. BAIRD, CAS MEDICAL SYSTEMS, INC., 44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405.

                            CAS MEDICAL SYSTEMS, INC.

              44 East Industrial Road, Branford, Connecticut 06405 This Proxy is Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints Louis P. Scheps and Jeffery A. Baird as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse, all the shares of Common Stock of CAS MEDICAL SYSTEMS, INC. (the "Company") held of record by the undersigned on April 22, 2005, at the Annual Meeting of Stockholders to be held on June 15, 2005, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            CAS MEDICAL SYSTEMS, INC.

                                  JUNE 15, 2005



                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                            ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.



.......Please detach along perforated line and mail in the envelope provided.....

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1.  Election of Directors.

[_]  FOR ALL NOMINEES                          NOMINEES:

[_]  WITHOLD AUTHORITY FOR ALL NOMINEES        [_]  Louis P. Scheps
                                               [_]  Lawrence S. Burstein
[_]  FOR ALL EXCEPT                            [_]  Jerome Baron
     (See Instructions Below)                  [_]  Saul S. Milles, M.D.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withold, as shown here [X]
--------------------------------------------------------------------------------

2. To ratify the selection of UHY LLP as independent auditors for the Company's fiscal year ending December 31, 2005.

            FOR          AGAINST          ABSTAIN
            [_]            [_]              [_]

   To transact such other business as may properly come before the annual meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2. Please sign exactly as name appears on the left.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [_]
changes to the registered name(s) on the account may not be submitted via this method.


SIGNATURE OF STOCKHOLDER_________________________________   DATE_______________

SIGNATURE OF STOCKHOLDER_________________________________   DATE_______________

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.